REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of \s\ December 20, 2006 (the “Agreement”), is made by and between WESTCOTT PRODUCTS CORPORATION, a Delaware corporation (the “Company”) and Wayne Bassham our President, Todd Albiston our Vice President, and Kent Faulkner our Secretary, collectively (the “Rights Holders”).

W I T N E S S E T H:

WHEREAS, on December 20, 2006, the Company issued 600,000 “unregistered” and “restricted” shares of the Company’s common stock to the “Rights Holders” for a total of services rendered over the past five years in their capacities as officers and directors and in exchange for entering into a “Registration Lock-up Agreement” (attached hereto) requiring that such shares not be resold without an effective Registration (the “Registrable Shares”);

WHEREAS, the Company has agreed to provide “mandatory” and “piggy back” registration rights with respect to the Registrable Shares;

WHEREAS, to induce the Rights Holders to execute and deliver the Registration Lock-up Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Rights Holders hereby agree as follows:

1. Definitions.

(a) As used in this Agreement, the following terms shall have the following meanings:

(i) “Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the Warrant Shares.

(ii) “Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the “Commission”).

Capitalized terms used herein and not otherwise defined herein shall have the meanings set-forth in the Securities Purchase Agreement.

2. Registration.

(i) Mandatory Registration Statement. Upon receipt of written demand by the Rights Holders, following an acquisition, merger or reorganization, the Company shall prepare, and, as soon as practicable but in no event later than 120 calendar days after the date of such notice the Company shall prepare, and file with the Commission a Registration Statement or Registration Statements (as is necessary) on Form S-3 or on Form SB-2, covering the resale of all of the Registrable Securities. In the event that Forms S-3 or SB-2 are unavailable for such a registration, the Company shall use such other form as is available for such a registration. Any Registration Statement prepared pursuant hereto shall register for resale all of the Registrable Securities. Such Registration Statement shall state that, in accordance with Rule 416 under the Securities Act, it also covers such indeterminate number of additional Shares as may become issuable (i) to prevent dilution resulting from stock splits or stock dividends. The Company shall use its best efforts to have the Registration Statement declared effective within the earliest to occur of (i) 120 days following the initial filing; or (ii) if the Commission elects not to conduct a review of the Registration Statement, the date which is five business days after the date upon which either the Company or its counsel is so notified, whether orally or in writing. The Company shall at all times use its best efforts to file each required Registration Statement or amendment to a Registration Statement as soon as practicable after the date the Company becomes obligated to file such Registration Statement or amendment, as the case may be, and to cause each such Registration Statement or amendment to become effective as soon as possible thereafter.

(ii) Piggy Back Registration Rights. If the Company decides, including as required under any demand registration rights agreement, to register any of its Common Shares or securities convertible into or exchangeable for Common Shares under the Act on a form which is suitable for an offering for cash or shares of the Company held by third parties and which is not a registration solely to implement an employee benefit plan, a registration statement on Form S-4 (or successor form) or a transaction to which Rule 145 or any other similar rule of the SEC is applicable, the Company will promptly give written notice to the Rights Holders of its intention to effect such a registration. Subject to Section 2(ii)(a) below, the Company shall include all of the Common Shares that the Rights Holders request to be included in such a registration by a written notice delivered to the Company within fifteen (15) days after the notice given by the Company.

(a)

If the registration, as described in Section 2(ii) above, involves an underwritten offering or limitation imposed by the Securities and Exchange Commissions interpretation of Rule 415, the Company will not be required to register Common Shares in excess of the amount that the principal underwriter reasonably and in good faith recommends may be included in such offering (a “CUTBACK”), which recommendation, and supporting reasoning, shall be delivered to the Rights Holders. If such a Cutback occurs, the number of shares that are entitled to included in the registration and underwriting shall be allocated in the following manner: (i) first, to the Company for any securities it proposes to sell for its own account, (ii) second, to the Rights Holders requiring such registration, and (iii) third, to other holders of stock of the Company requesting inclusion in the registration, pro rata among the respective holders thereof on the basis of the number of shares for which each such requesting holder has requested registration.

(b)

In the event of a CUTBACK the Rights Holders may tender the Registrable shares not included in such Registration for re-issuance by the Company on a basis of 1 for 1 whereby Counsel for the Company will provide a mutually acceptable opinion regarding the tradeability of such shares under Section 4(1) of the Securities Act relying on Rule 144 wherein the Rights Holders hereby acknowledge that such holding period will restart upon reissuance.

(iii) The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold; (ii) the date on which the Registrable Securities (in the opinion of counsel to the Rights Holders) may be immediately sold without restriction (including without limitation as to volume by each holder thereof) without registration under the Securities Act and; (iii) the date which is 24 months following the date on which the Registration Statement was declared effective (the “Registration Period”).

3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following:

(a) Prepare and file with the Commission the Registration Statement required by Section 2 of this Agreement and such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectuses used in connection with the Registration Statement, each in such form as to which the Rights Holders and its counsel shall not have objected, as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

(b) Furnish to the Rights Holders, promptly after the Registration Statement is prepared and publicly distributed, filed with the Commission, or received by the Company, a copy of the Registration Statement, each preliminary prospectus, each final prospectus, and all amendments and supplements thereto and such other documents, as the Rights Holders may reasonably request in order to facilitate the disposition of its Registrable Securities;

(c) Use all best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Rights Holders may reasonably request; (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period; (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period; and (iv) take all other actions necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions, provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to the service of process in any jurisdiction;

(d) As promptly as practicable after becoming aware of such event, notify the Rights Holders of the occurrence of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and to use its best efforts to promptly prepare a supplement or amendment to the Registration Statement or other appropriate filing with the Commission to correct such untrue statement or omission, and to deliver a number of copies of such supplement or amendment to the Rights Holders as the Rights Holders may reasonably request;

(e) As promptly as practicable after becoming aware of such event, notify the Rights Holders who holds Registrable Securities being sold (or, in the event of an underwritten offering, the underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time, and to use its best efforts to promptly obtain the withdrawal of such stop order or other suspension of effectiveness;

(f) If the offering is underwritten, at the request of the Rights Holders, to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to any Rights Holders selling Registrable Securities in connection with such underwriting, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act and (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial data contained therein); and (ii) a letter dated such date from the Company’s independent public accountants addressed to the underwriters and to the Rights Holders, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters may reasonably request; and

(g) Cooperate with the Rights Holders to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and to enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Rights Holders may reasonably request, and registered in such names as the Rights Holders may request; and, within five business days after a Registration Statement which includes Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Rights Holders) an appropriate instruction and opinion of such counsel.

4. Obligations of the Rights Holders. In connection with the registration of the Registrable Securities, the Rights Holders shall have the following obligations:

(a) Take all other reasonable actions necessary to expedite and facilitate the disposition by the Rights Holders of the Registrable Securities pursuant to the Registration Statement.

(b) Furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities, and the Rights Holders shall execute such documents in connection with such registration as the Company may reasonably request.

(c) The Rights Holders, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder.

(d) The Rights Holders agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(d) or 3(e) above, it will immediately discontinue disposition of its Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such copies of the supplemented or amended prospectus contemplated by Section 3(d) or 3(e) shall be furnished to the Rights Holders.

5. Expenses of Registration. All expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, with respect to each Registration Statement filed pursuant hereto, shall be borne by the Company.

6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) The Company will indemnify and hold harmless the Rights Holders, each of its officers, directors, Rights Holders and members, and each person, if any, who controls the Rights Holders within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, “Claims”) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission to state therein any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state or foreign securities law or any rule or regulation under the Securities Act, the Exchange Act or any state or foreign securities law (the matters in foregoing clauses (i) through (iii) being, collectively, “Violations”).

Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not: (i) apply to any Claim arising out of or based upon a modification which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) with respect to any preliminary prospectus, inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the final prospectus, as then amended or supplemented, if such final prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (iii) be available to the extent that such Claim is based upon a failure of the Rights Holders to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; or (iv) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Rights Holders pursuant to Section 9. The Rights Holders will indemnify the Company and its officers and directors against any Claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of the Rights Holders, expressly for use in connection with the reparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company in this Section 6.

(b) Promptly after receipt by an Indemnified Person under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person, provided, however, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Rights Holders, and such legal counsel shall be selected by the Rights Holders. The failure to deliver written notice to an indemnifying party within a reasonable time after the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to such action.

(c) No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of an unconditional and irrevocable release from all liability in respect of such claim or litigation.

7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited under applicable law, the indemnifying party agrees to contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Person on the other hand in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the Indemnified Person shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact on which such Claim is based relates to information supplied by the indemnifying party or by the Indemnified Person, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the forgoing: (i) no contribution shall be made under circumstances where the payor would not have been liable for indemnification under the fault standards set forth in Section 6; (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net proceeds received by such seller from the sale of such Registrable Securities. The Company and the Rights Holders agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro-rata allocation (even if the Rights Holders and any other party were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section.

8. Reports Under Exchange Act.

With a view to making available to the Rights Holders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Rights Holders to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

(i) make and keep public information available, as those terms are understood and defined in Rule 144;

(ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii) furnish to the Rights Holders so long as the Rights Holders owns Registrable Securities, promptly upon request: (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act; (ii) a copy of the most recent annual or periodic report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested to permit the Rights Holders to sell such securities pursuant to Rule 144 without registration.

9. Assignment of the Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by Rights Holders to any transferee of all or any portion of the Registrable Shares if: (a) Rights Holders agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of: (i) the name and address of such transferee or assignee; and (ii) the securities with respect to which such registration rights are being transferred or assigned; (c) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (d) the transfer of the relevant securities complies with the restrictions set forth in Section 4 of the Securities Purchase Agreement.

10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Rights Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon Rights Holders and the Company.

11. Miscellaneous.

(a) A person or entity is deemed to be a holder of Registrable Shares whenever such person or entity owns of record such Registrable Shares. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Shares the Company shall act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Shares.

(b) Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission and mailing a copy of such confirmation postage prepaid by certified mail, return receipt requested) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by 10 days advance written notice to each of the other parties hereto.

COMPANY:

Westcott Products Corporation

8867 South Capella Way

Sandy, UT 84093

Attention: Wayne Bassham, President

Tel: (801) 631-7969

Fax: (801) 278-9290

With a copy to:

Branden T. Burningham, Esq.

455 East 500 South, Suite #205

Salt Lake City, Utah 84111

Tel: (801) 363-7411

Fax: (801) 355-7126

RIGHTS HOLDERS:

8867 South Capella Way

Sandy, UT 84093

Attention: Wayne Bassham

Tel: __________________

Fax: __________________

With a copy to:

_______________________

_______________________

_______________________

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the County of Utah or the state courts of the State of Utah sitting in the County of Utah in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such validity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. Subject to the provisions of Section 10 hereof, this Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

(e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

(f) Subject to the requirements of Section 9 hereof, this Agreement shall inure for the benefit of and be binding upon the successors and assigns of each of the parties hereto.

(g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned.

“COMPANY”

WESTCOTT PRODUCTS CORPORATION

By: ________________________

Name: Wayne Bassham

Title: President

“RIGHTS HOLDERS”

By: ________________________

Name: Wayne Bassham

By: ________________________

Name: Kent Faulkner

By: ________________________

Name: Todd Albiston